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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2006

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yahalom Tower (28th Floor), 3a Zabotinski St., Ramat Gan, Israel	52520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-5751418

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Israel Growth Partners Acquisition Corp. (the “Company”) has been advised by HCFP/Brenner Securities LLC, the representative of the underwriters in the Company’s initial public offering, which was consummated on July 18, 2006, that the common stock, Class B common stock, Class W warrants and Class Z warrants included in its Series A units and Series B units may be separately traded effective as of October 4, 2006.

The common stock, Class B common stock, Class W warrants and Class Z warrants will be quoted on the OTC Bulletin Board under the symbols IGPAA, IGPAB, IGPAW and IGPAZ, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006	ISRAEL GROWTH PARTNERS ACQUISITION CORP.

	By:	/s/ Dror Gad
	Name:	Dror Gad
	Title:	Executive Vice President